Summary Prospectus	December 28, 2018
Invesco PureBetaSM MSCI USA ETF
Cboe BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 28, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Invesco PureBetaSM MSCI USA ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.04%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when

Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period September 19, 2017 (commencement of operations) to October 31, 2017, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions. During the fiscal period November 1, 2017 to August 31, 2018, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Underlying Index by their free float-adjusted market capitalization. As of September 30, 2018, the Underlying Index was comprised of 625 common stocks that represent, by free float-adjusted market capitalization, approximately 87% of the equity securities listed on stock exchanges in the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

As of August 31, 2018, the Fund had significant exposure to the information technology sector. The Fund’s portfolio holdings, and the extent to which it concentrates, are likely to change over time.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares which may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Performance

The Fund commenced operations on September 19, 2017 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information, which is also accessible on the Fund’s website at www.invesco.com/ETFs and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	September 2017
Michael Jeanette	Senior Portfolio Manager of the Adviser	September 2017
Jonathan Nixon	Portfolio Manager of the Adviser	September 2017
Tony Seisser	Portfolio Manager of the Adviser	September 2017

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on Cboe BZX Exchange, Inc. and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account; in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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